UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 7, 2010
Spherix Incorporated
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware 0-5576	52-0849320
(Address of principal executive offices) 6430 Rockledge Drive, Suite 503, Bethesda, Maryland	(Zip Code) 20817
Registrant’s telephone number, including area code	301-897-2540

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events.

On October 7, 2010, the Registrant issued a press release regarding the results of its Phase 3 trial to determine efficacy of D-tagatose as a treatment for Type 2 diabetes.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – Press Release dated October 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Robert L. Clayton
Robert L. Clayton
Chief Financial Officer

/s/ Claire L. Kruger
Claire L. Kruger
Chief Executive Officer

Date:  October 7, 2010